                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                       __________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



                                 JULY 17, 1996
                Date of Report (Date of earliest event reported)


                             ROC COMMUNITIES, INC.
             (Exact Name of Registrant as Specified in its Charter)


       MARYLAND                       001-12258                            84-1226771
       --------                       ---------                            ----------
(State of Organization)     (Commission File Number)  (IRS Employer Identification Number)



                             6430 SO. QUEBEC STREET
                              ENGLEWOOD, CO 80111
        (Address of Registrant's Principal Executive Office) (Zip Code)


                                 (303) 741-3707
              (Registrant's telephone number, including area code)



                   _________________________________________
         (Former Name or Former Address, if Changed Since Last Report)





                                  Page 1 of 4
                        Exhibit Index located at Page 4
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ITEM 5.  OTHER EVENTS.

         On July 18, 1996, the Registrant announced that it had signed an Agreement and Plan of Merger, dated as of July 17, 1996, among the Registrant, Chateau Properties, Inc., a Maryland corporation ("Chateau"), Chateau Communities, Inc., a newly-formed Maryland corporation ("Chateau Communities") organized by the Registrant and Chateau, and R Acquisition Sub, Inc., a newly-formed Maryland corporation and a subsidiary of Chateau Communities ("RSub"), which contemplates a strategic business combination transaction pursuant to which Chateau will merge with Chateau Communities, with Chateau Communities surviving such merger (the "Chateau Merger"), and the Registrant will merge with RSub, with the Registrant surviving such merger (the "ROC Merger" and, together with the Chateau Merger, the "Mergers").

         As a result of the Mergers, each outstanding share of common stock, par value $.01 per share, of the Registrant ("ROC Common Stock") and non-voting redeemable stock, par value $.01 per share, of the Registrant ("ROC Non-Voting Stock") will be converted into 1.042 shares of common stock, par value $.0001 per share, of Chateau Communities ("Chateau Communities Common Stock"), and each outstanding share of common stock, par value $.01 per share, of Chateau ("Chateau Common Stock") will be converted into one share of Chateau Communities Common Stock. The Mergers are subject to a number of conditions, as described in the Merger Agreement.

         Concurrently with the execution and delivery of the Merger Agreement, Chateau entered into a Stock Option Agreement (the "Chateau Option Agreement") with the Registrant whereby Chateau has granted to the Registrant an option to purchase up to 420,000 shares of Chateau Common Stock, exercisable by the Registrant, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable by the Registrant under circumstances which could entitle the Registrant to receive certain break-up expenses or fees pursuant to the Merger Agreement, regardless of whether the Merger Agreement is actually terminated (any such event by which the Merger Agreement becomes so terminable by the Registrant being referred to herein as a "ROC Trigger Event"). The right of the Registrant to exercise its option shall terminate on the date which is 365 days after the date that Chateau shall notify the Registrant in writing of the occurrence of any ROC Trigger Event. The Registrant has also entered into a Stock Option Agreement (the "ROC Option Agreement" and, together with the Chateau Option Agreement, the "Reciprocal Option Agreements") with CP Limited Partnership, a Maryland limited partnership which is the operating partnership of Chateau (the "Operating Partnership"), whereby the Registrant has granted the Operating Partnership an option to purchase up to 420,000 shares of ROC Common Stock, exercisable by the Operating Partnership, in whole or in part, at any time or from time to time after the Merger Agreement becomes terminable by Chateau under circumstances which could entitle the Operating Partnership to receive certain break-up expenses or fees pursuant to the Merger Agreement, regardless of whether the Merger Agreement is actually terminated (any such event by which the Merger Agreement becomes so terminable by Chateau being referred to herein as a "Chateau Trigger Event"). The right of the Operating Partnership to exercise its option shall terminate on the date which is 365 days after the date that the Registrant shall notify the Operating Partnership in writing of the occurrence of any Chateau Trigger Event. The Chateau Option Agreement and the ROC Option Agreement are attached hereto as exhibits.


ITEM 7.  EXHIBITS.

         Exhibit No.                       Description of Document
         -----------                       -----------------------
             10.1                          Stock Option Agreement, dated as of July 17, 1996, between Chateau Properties, Inc., as issuer, and ROC Communities, Inc., as grantee.

             10.2                          Stock Option Agreement, dated as of July 17, 1996, between ROC Communities, Inc., as issuer, and CP Limited Partnership, as grantee.

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
                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROC COMMUNITIES, INC.


                                        By:  /s/  Gary P. McDaniel
                                        Name:  Gary P. McDaniel
                                        Title:  President and Chief Executive
                                                Officer


Date:  July 29, 1996





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                                 EXHIBIT INDEX



         Exhibit Number          Description                                                  Page No.
         --------------          -----------                                                  --------
              10.1               Stock Option Agreement, dated as of July 17, 1996,
                                 between Chateau Properties, Inc., as issuer, and
                                 ROC Communities, Inc. as grantee
              10.2               Stock Option Agreement, dated as of July 17, 1996,
                                 between ROC Communities, Inc., as issuer, and CP
                                 Limited Partnership, as grantee